SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ___

Post-Effective Amendment No. ___

LONGLEAF PARTNERS FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

c/o Southeastern Asset Management, Inc.

5100 Poplar Avenue, Suite 2450

Memphis, TN 38137

(Address of Principal Executive Offices)

(901) 761-2474

(Registrant’s Telephone Number)

Andrew R. McCarroll, Esq.

Southeastern Asset Mgmt., Inc.

5100 Poplar Avenue, Suite 2450

Memphis, TN 38137

(Name and Address of Agent for Service)

With a copy to:

Kent Barnes

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

(312) 248-8010

Title of securities being registered: Shares, with no par value, in the series of the Registrant designated as the Longleaf Partners Global Fund.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on October 8, 2025, pursuant to Rule 488.

LONGLEAF PARTNERS FUNDS TRUST

LONGLEAF PARTNERS INTERNATIONAL FUND

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

[   ], 2025

Dear Shareholder:

You are cordially invited to a special meeting of shareholders (together with any postponements or adjournments thereof, the “Meeting”) of the Longleaf Partners International Fund (the “Acquired Fund”), a series of Longleaf Partners Funds Trust (the “Trust”), identified in the enclosed Notice of Special Meeting of Shareholders (the “Notice”), which will be held at Dechert LLP, located at One International Place, 40th Floor, 100 Oliver Street, Boston, MA 02110 at [ ]:00 a.m., Eastern Time, on December 2, 2025. The purpose of the Meeting is to vote on an important proposal that affects the Acquired Fund.

We wish to provide you with some important information concerning your investment. You are receiving this combined proxy statement/prospectus (“Proxy Statement”) because you own shares of the Acquired Fund. The Board of Trustees (the “Board”) of the Trust, after careful consideration, has approved pursuant to an Agreement and Plan of Reorganization (the “Plan”), the reorganization (the “Reorganization”) of the Acquired Fund into the Longleaf Partners Global Fund (the “Acquiring Fund”), which is also a series of the Trust. The Acquired Fund and the Acquiring Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds”. The series surviving the Reorganization, the Acquiring Fund, will be referred to herein as the “Combined Fund”. The Reorganization requires your approval, and you are being asked to vote. The attached Proxy Statement contains information about the Acquiring Fund and provides details about the terms and conditions of the Reorganization.

At the Meeting, you will be asked to vote on the proposed Reorganization. If shareholders approve the Plan, and certain other closing conditions are satisfied or waived, you will receive after the closing of the Reorganization (in accordance with the terms of the Plan) a number of shares of beneficial interest of the Acquiring Fund equal in value to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund held immediately prior to the Reorganization.

The Funds have the same investment objective of seeking long-term capital growth. The Funds share the same fundamental investment restrictions. The Acquired Fund’s investment strategy is to seek superior long-term performance by acquiring equity securities of a limited number of international or non-U.S. companies. The Acquiring Fund’s investment strategy is to seek superior long-term performance by acquiring equity securities of U.S. and non-U.S. companies. Both Funds are advised by Southeastern Asset Management, Inc. We anticipate that the Reorganization will result in benefits to the shareholders of the Acquired Fund as discussed more fully in the Proxy Statement.

After considering the assets of each Fund and the expenses associated with the investment structure of the Acquired Fund, the Funds’ adviser recommended to the Board that the Acquired Fund be reorganized into the Acquiring Fund. The Board has concluded that the Reorganization is in the best interests of each of the Funds and that the interests of the Funds’ shareholders will not be diluted as a result of the Reorganization. In approving the Reorganization, the Board considered, among other things, the similarities between the Funds’ investment strategies and fundamental investment policies, the differences in historical performance between the Acquired Fund and the Acquiring Fund, the proposed reduction in the Acquiring Fund’s advisory fee and expense cap in connection with the Reorganization, and the terms and conditions of the Plan. The Board also considered that the Reorganization is not anticipated to be a taxable event for shareholders.

The Plan provides that the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund. In exchange for the transfer of these assets and liabilities, the Acquiring Fund will simultaneously issue shares to the Acquired Fund in an amount equal in value to the net asset value of the Acquired Fund’s shares as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on December 5, 2025, or such other closing dates as the parties agree (the “Closing Date”). As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders of the Acquiring Fund shares received, so that a holder of shares in the Acquired Fund at the Closing Date of the Reorganization will receive a number of shares of the Acquiring Fund with the same aggregate net asset value as the shareholder had in the Acquired Fund immediately before the Reorganization.

Following the Reorganization, the Acquired Fund will cease operations as a separate series of the Trust. Shareholders of the Acquired Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

After careful consideration of the proposed Reorganization, the Board of Trustees of the Trust has unanimously approved and recommends that you vote “FOR” the proposed Reorganization.

The enclosed Proxy Statement describes the proposal and compares the Acquired Fund to the Acquiring Fund. You should review the Proxy Statement carefully and retain it for future reference.

Your vote is important no matter how many shares you own. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If you attend the Meeting, you may vote at the Meeting. If you have questions, please call our proxy solicitation firm, Okapi Partners LLC, toll-free at (855) 208-8903. Representatives are available to take your call Monday through Friday from 9 a.m. to 8 p.m., Eastern Time.

Sincerely,

Ross Glotzbach

CEO, Southeastern Asset Management, Inc.

LONGLEAF PARTNERS FUNDS TRUST

LONGLEAF PARTNERS INTERNATIONAL FUND

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 2, 2025

Notice is hereby given that a special meeting (together with any postponements or adjournments thereof, the “Meeting”) of the Longleaf Partners International Fund, a series of Longleaf Partners Funds Trust (the “Trust”), will be held at Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, MA 02110 at [ ]:00 a.m., Eastern Time, on December 2, 2025, to vote on the following proposal:

PROPOSAL. To approve an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of Longleaf Partners International Fund (the “Acquired Fund”) into Longleaf Partners Global Fund (the “Acquiring Fund”), including: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, (ii) the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund in complete liquidation of the Acquired Fund; and (iii) the cancellation of the outstanding shares of the Acquired Fund (all of the foregoing being referred to as a “Reorganization”).

If shareholders of the Acquired Fund approve the Plan, and certain other closing conditions are satisfied or waived, shareholders of the Acquired Fund will receive after the closing of the Reorganization (in accordance with the terms of the Plan) a number of shares of beneficial interest of the Acquiring Fund equal in value to the net asset value of the shares of the Acquired Fund held immediately prior to the Reorganization. The Acquiring Fund has the same investment objective, and similar, but not the same, principal investment strategies and risks as the Acquired Fund. The Reorganization is discussed in detail in the combined Proxy Statement/Prospectus (“Proxy Statement”) attached to this notice. Please read those materials carefully for information concerning the Reorganization.

Shareholders of record of the Acquired Fund as of the close of business on October 6, 2025 are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares of the Acquired Fund at the time of the Meeting. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

The Board of Trustees of the Trust has unanimously approved and recommends that you cast your vote “FOR” the Proposal as described in the Proxy Statement.

You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. You may also vote by attending the Meeting.

Your vote is important regardless of the number of shares owned.

You may revoke your proxy at any time before it is exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting at the Meeting. Merely attending the Meeting, however, will not revoke a previously given proxy.

By Order of the Board of Trustees of the Trust Longleaf Partners Funds Trust,

Ross Glotzbach

CEO, Southeastern Asset Management, Inc.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S) UNLESS YOU ELECT TO CHANGE YOUR VOTE.

_______________________________

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL
_______________________________

We are providing you with this overview of the proposal on which your vote is requested. We recommend that you read the complete Proxy Statement. The following Questions and Answers provide an overview of the key features of the reorganization (the “Reorganization”) of Longleaf Partners International Fund (the “Acquired Fund”), into the Longleaf Partners Global Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds” and each, a “Fund”) and of the information contained in this Proxy Statement. Your vote is important.

Questions and Answers

Q.	What is this document and why did we send it to you?

A.	This is a Proxy Statement that provides you with information about a plan of reorganization between the Acquired Fund and the Acquiring Fund. Both the Acquired Fund and the Acquiring Fund are series of the Longleaf Partners Funds Trust (the “Trust”). Each Fund’s investment objective is to seek long-term capital growth. Both Funds share the same fundamental investment restrictions. While the Acquiring Fund and Acquired Fund share the investment strategy of seeking superior long-term performance by investing in companies that Southeastern Asset Management, Inc. (“Southeastern”) believes meet its qualitative and quantitative criteria, the Acquiring Fund normally invests at least 40% of its total assets in the equity securities of non-U.S. issuers while the Acquired Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. issuers. When the Reorganization is completed, your shares of the Acquired Fund will be exchanged for shares of the Acquiring Fund, and the Acquired Fund will be terminated as a series of the Trust. Please refer to the Proxy Statement for a detailed explanation of the Reorganization, and a more complete description of the Acquiring Fund.

You are receiving this Proxy Statement because you own shares of the Acquired Fund as of October 6, 2025. The Reorganization requires approval by shareholders of the Acquired Fund and you are being asked to vote.

Q.	Has the Board of Trustees approved the Reorganization?

A.	Yes, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of each Fund and that the interests of the Funds’ shareholders will not be diluted as a result of the Reorganization.

Q.	Why is the Reorganization occurring?

A.	The Board has determined that Acquired Fund shareholders may benefit from an investment in the Acquiring Fund in the following ways:

(i)	The Reorganization is expected to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Therefore, it is expected that shareholders will not recognize gain or loss for federal income tax purposes on the exchange of their shares of the Acquired Fund solely for the shares of the Acquiring Fund;

(ii)	Shareholders of the Acquired Fund are expected to benefit from the Acquiring Fund’s long-term performance, while continuing to be invested in a fund with an identical investment objective and the same fundamental investment restrictions;

(iii)	Southeastern, the investment adviser of each Fund, believes greater flexibility in portfolio guidelines for the Acquiring Fund relative to the Acquired Fund will permit the selection of what it believes to be the most undervalued investments, whether US or non-US, which over the long-term it anticipates will be beneficial to shareholders; and

(iv)	Southeastern is proposing an advisory fee reduction for the Acquiring Fund and a lower expense cap, such that the Acquiring Fund’s advisory fee and total expense ratio would be lower than the Acquired Fund’s advisory fee and total expense ratio. In addition, shareholders of the Acquiring Fund may benefit from the sharing of expenses across a larger asset base over time, which may result in additional economies of scale in the future.

Q.	How will the Reorganization affect me as a shareholder?

A.	Upon the closing of the Reorganization, shareholders of the Acquired Fund will receive shares of the Acquiring Fund. With the Reorganization, all of the assets and the liabilities of the Acquired Fund will be combined with those of the Acquiring Fund. You will receive shares of the Acquiring Fund equal to the value of the shares you own of the Acquired Fund. An account will be created for each shareholder that will be credited with shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s corresponding Acquired Fund shares at the time of the Reorganization.

The number of shares a shareholder receives will depend on the relative net asset values per share of the two Funds on or about December 5, 2025. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Acquired Fund. No physical share certificates will be issued to shareholders. As a result of the Reorganization, an Acquired Fund shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Acquired Fund prior to the Reorganization.

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about December 5, 2025, or as soon as practicable thereafter (the “Closing Date”).

Q.	Who will pay for the Reorganization?

A.	The costs of the Reorganization will be shared by the Funds. The one-time costs associated with the Reorganization (other than brokerage commissions and other transaction costs associated with the portfolio repositioning discussed below) are expected to be approximately between $175,000 to $200,000.

Q.	Are there any significant differences in the advisory fee and total annual fund operating expenses of the Acquired Fund and the Acquiring Fund?

A.	Yes. Currently, the Acquiring Fund’s advisory fee and gross expense ratio are higher than those of the Acquired Fund, with both Funds subject to an operating expense cap of 1.05%. Southeastern is proposing to reduce the advisory fee and lower the operating expense cap for the Acquiring Fund such that shareholders of both Funds will experience lower operating expenses following the Reorganization. For more information, please refer to the section “Comparison of Fees and Expenses” in the Proxy Statement.

Q.	Will the Reorganization result in any federal tax liability to me?

A.	The Reorganization is not anticipated to be a taxable event for Acquired Fund shareholders. On or before the Closing Date, the Acquired Fund may declare one or more distributions in order to distribute substantially all of its investment company taxable income, net tax-exempt interest income, if any, and net realized capital gain, if any (including any net gains realized from any sales of assets prior to the Closing Date). All or a portion of such distribution may be taxable to the Acquired Fund shareholders for U.S. federal income tax purposes. For more information, please refer to the sections “Proposal: Approval of Agreement and Plan of Reorganization— Federal Income Tax Consequences” in the Proxy Statement.

Q.	What will happen if shareholders of the Acquired Fund do not approve the Reorganization?

A.	If the shareholders of the Acquired Fund do not approve the proposed Reorganization of the Fund, then the Reorganization of the Fund will not be implemented and the Board will consider other alternatives to the Reorganization, including continuing the Acquired Fund as a series of the Trust or liquidation of the Fund.

Q.	Can I purchase shares of the Acquired Fund before the Reorganization takes place?

A.	Existing shareholders of the Acquired Fund as of August 25, 2025, may continue to purchase shares of, or exchange into, the Acquired Fund. The final date for existing shareholders to purchase shares of, or exchange into, the Acquired Fund is December 4, 2025.

Q.	Can I redeem my shares of the Acquired Fund before the Reorganization takes place?

A.	Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of the Closing Date will be exchanged for shares of the Acquiring Fund.

Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.	No. Shareholders will not pay any sales load, commission, or other similar fee in connection with the Reorganization.

Q.	What percentage of the Acquired Fund’s securities are expected to be sold as part of the Reorganization and what is the estimated cost of such sales, quantified in both dollars and basis points? Further, what are the estimated capital gains distributions expected to be triggered from such sales, quantified in both dollars and per share amounts?

A.	Based on the Acquired Fund’s holdings as of August 11, 2025, it is anticipated that approximately 54% of the Acquired Fund’s assets will be sold in advance of the Reorganization to begin aligning the Acquired Fund’s portfolio with that of the Acquiring Fund. It is estimated that such portfolio repositioning will result in brokerage and other transaction costs, including trading taxes, of approximately $750,000 (approximately 10.2 basis points). It is expected that the Acquired Fund’s capital losses including any unutilized capital loss carryforwards will exceed the gains derived from such portfolio repositioning. Consequently, it is not expected that such portfolio repositioning will result in additional capital gain distributions to the Acquired Fund shareholders. Distributions of net capital gains resulting from such portfolio repositioning, if any, will generally be taxable to shareholders. The actual amount of any capital gain or loss to the Acquired Fund will depend on market conditions and portfolio holdings at the time the portfolio is repositioned and on the identity of the securities disposed of at that time, and so may differ from the estimate provided above. Following the Reorganization, the cash will be used to purchase U.S. equity securities in accordance with the Acquiring Fund’s investment strategy.

Q.	Why are you sending me the Proxy Statement?

A.	You are receiving a Proxy Statement because you own shares of the Acquired Fund and have the right to vote on the very important proposal described therein concerning your Fund. The Proxy Statement contains information that you should know before voting on the proposed Reorganization and which, if such proposed Reorganization is approved, will result in your investment in the Acquiring Fund. The document is both a proxy statement of the Acquired Fund and also a prospectus for the Acquiring Fund.

Q.	What is the required vote to approve the Proposal?

A.	For the Acquired Fund, shareholder approval of the Proposal requires approval by a majority of shares represented in person or by proxy and entitled to vote at the Meeting. As of the record date Fund and management company personnel, their relatives, and affiliated retirement plans and foundations are expected to hold over 35% of the Acquired Fund’s outstanding shares. Such shares are expected to be voted “FOR” the Reorganization.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

Voting at the Meeting: You may vote in person at the Meeting on December 2, 2025.

Voting by Proxy: Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting and vote. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the proposal, as recommended by the Board, and in their best judgment on other matters. Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting and voting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting and vote, or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Voting by Telephone or the Internet: You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying the Proxy Statement.

Q.	Whom do I contact for further information?

A.	Please contact our proxy solicitation firm, Okapi Partners LLC, toll-free at (855) 208-8903. Representatives are available to take your call Monday through Friday from 9 a.m. to 8 p.m., Eastern time.

Important additional information about the Reorganization is set forth in the accompanying Proxy Statement. Please read it carefully.

PROXY STATEMENT/PROSPECTUS

Dated October [8], 2025

FOR THE REORGANIZATION OF

LONGLEAF Partners INTERNATIONAL FUND

INTO

LONGLEAF PARTNERS GLOBAL FUND

Each a series of Longleaf Partners Funds Trust

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Introduction

This combined proxy statement/prospectus (the “Proxy Statement”) is being furnished to shareholders of the Longleaf Partners International Fund (the “Acquired Fund”), a series of Longleaf Partners Funds Trust, a Massachusetts business trust (the “Trust”) in connection with the solicitation by the Board of Trustees of the Trust (the “Board”) of proxies to be used at a special meeting of the shareholders of the Acquired Fund, which will be held on December 2, 2025 at [   ] (Eastern Time) (together with any postponements or adjournments thereof, the “Meeting”). At the Meeting, shareholders of the Acquired Fund are being asked to consider the following proposal:

PROPOSAL. To approve an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Acquired Fund into Longleaf Partners Global Fund (the “Acquiring Fund”), including: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, (ii) the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund in complete liquidation of the Acquired Fund; and (iii) the cancellation of the outstanding shares of the Acquired Fund (all of the foregoing being referred to as a “Reorganization”).

This Proxy Statement contains information that shareholders of the Acquired Fund should know before voting on the proposal that are described herein, and should be retained for future reference. It is both the proxy statement of the Acquired Fund and also a prospectus for the Acquiring Fund. Each of the Acquired Fund and Acquiring Fund is a series of the Trust, a registered open-end management investment company. We sometimes refer to the Acquired Fund and the Acquiring Fund collectively as the “Funds” and to each series individually as a “Fund.”

The Reorganization of the Acquired Fund with and into the Acquiring Fund as described in the Plan, will involve three steps:

●	In accordance with the terms of the Plan, the transfer by the Acquired Fund of all of its assets to the Acquiring Fund in return for the Acquiring Fund assuming all of the liabilities of the Acquired Fund and issuing shares of the Acquiring Fund to the Acquired Fund equal to the aggregate net asset value of the Acquired Fund’s shares owned by the Acquired Fund’s shareholders on the closing date of the Reorganization;

●	the pro rata distribution of shares of the Acquiring Fund to the shareholders of record of the Acquired Fund as of the closing date of the Reorganization and the cancellation of the outstanding shares of the Acquired Fund held by such shareholders, as permitted by the organizational documents of the Acquired Fund and applicable law; and

●	the winding up of the affairs of the Acquired Fund and dissolution under applicable law.

If shareholders approve the Plan and certain other closing conditions are satisfied or waived, the total value of the Acquiring Fund shares that you will receive after the closing of the Reorganization (in accordance with the terms of the Plan) will be the same as the total value of the shares of the Acquired Fund that you held immediately prior to the Reorganization. The Reorganization is intended to be a tax-free reorganization for federal income tax purposes, meaning that it is not expected that you will be required to pay any federal income tax as a result of receiving shares of the Acquiring Fund in connection with the Reorganization. No sales charges, redemption fees or minimum investment amounts will be imposed in connection with the Reorganization.

The Board has fixed the close of business on October 6, 2025 as the record date (“Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Shareholders of the Acquired Fund on the Record Date will be entitled to one vote for each full share of the Acquired Fund held, and a proportionate fractional vote for each fractional share. We intend to mail this Proxy Statement, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about [   ], 2025 to all shareholders entitled to vote at the Meeting.

After careful consideration of the proposed Reorganization, the Board has unanimously approved the Plan and the Reorganization and has determined that it is in the best interests of the Acquired Fund. If shareholders of the Acquired Fund do not approve the Reorganization, the Board will consider what further action is appropriate.

The following are incorporated into this Proxy Statement, which means they are part of the Proxy Statement for legal purposes:

1.	The Prospectus for the Funds, dated May 1, 2025 (File No. 033-10472; Accession No. 0001580642-25-002592);

2.	The Summary Prospectus for the Acquiring Fund dated May 1, 2025, a copy of which accompanies this Proxy Statement;

3.	The Statement of Additional Information (“SAI”) for the Funds, dated May 1, 2025 (File No. 033-10472; Accession No. 0001580642-25-002592);

4.	The most recent Form N-CSR of the Funds, including the audited financial statements for the fiscal year ended December 31, 2025 (Accession No. 0001580642-25-001664);

5.	The most recent Form N-CSRS of the Funds, including the unaudited financial statements for the semi-annual period ended June 30, 2025 (Accession No. 0001580642-25-005623); and

6.	The SAI to this Proxy Statement, dated October [8], 2025.

These documents are on file with the Securities and Exchange Commission (the “SEC”). and are available upon oral or written request from the Funds, by writing to the Funds at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling toll-free at 1-800-445-9469. They are also available, free of charge, at the Funds’ website at www.southeasternasset.com.

These documents, reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

These securities have not been approved or disapproved by the SEC or CFTC nor has the SEC or CFTC passed upon the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

i

PROPOSAL:
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

Summary

Southeastern Asset Management, Inc. (“Southeastern”), investment adviser to the Funds, is proposing a reorganization of the Acquired Fund into the Acquiring Fund, each a series of the Trust (the “Reorganization”). On August 20, 2025, the Board, on behalf of the Acquired Fund, unanimously voted to approve the Reorganization, subject to approval by shareholders of the Acquired Fund and the satisfaction of other closing conditions. In the Reorganization, the Acquired Fund will transfer its assets and liabilities to the Acquiring Fund. The Acquiring Fund will then issue shares to the Acquired Fund, which will distribute such shares to shareholders of the Acquired Fund. Any shares you own of the Acquired Fund at the time of the Reorganization will be redeemed and you will receive shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the value of your shares of the Acquired Fund (even though the NAV per share may differ). It is expected that no gain or loss will be recognized by any shareholder of the Acquired Fund as a result of receiving shares of the Acquiring Fund in connection with the Reorganization, as discussed below under “Federal Income Tax Consequences.” If approved by shareholders and certain other conditions are met, the Reorganization is expected to occur on or about December 5, 2025 (the “Closing Date”).

Reasons for the Reorganization

The Board considered the proposed Reorganization and the Plan associated therewith at a meeting held on August 20, 2025. Based upon the recommendations of Southeastern, the Board’s evaluation of the terms of the Plan, and other relevant information presented to the Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all of the Trustees who are not “interested persons” under the 1940 Act, determined that the Reorganization was in the best interests of the Acquired Fund.

For a more complete discussion of the factors considered by the Board in approving the Reorganization, see the section entitled “Board Considerations” in this Proxy Statement.

Comparison of Investment Objectives and Principal Investment Strategies

The Acquired Fund seeks long-term capital growth by investing primarily in equity securities of non-U.S. companies, while the Acquiring Fund seeks long-term capital growth by investing in equity securities of U.S. and non-U.S. companies. The Acquiring Fund normally invests at least 40% of total assets in the equity securities of non-U.S. issuers, while the Acquired Fund normally invests at least 65% of total assets in the equity securities of non-U.S. issuers.

The Acquiring Fund is benchmarked to the FTSE Developed Index, while the Acquired Fund is benchmarked to the FTSE Developed ex-North America Index. Both Funds are “non-diversified,” which means that they may invest a significant portion of their assets in a relatively small number of issuers. The Funds generally invest in 15-25 companies.

The following table shows the Investment Objective and Principal Investment Strategies of Acquired Fund and the Acquiring Fund:

	Acquired Fund Longleaf Partners International Fund	Acquiring Fund Longleaf Partners Global Fund
INVESTMENT OBJECTIVE	Longleaf Partners International Fund seeks long-term capital growth.	Longleaf Partners Global Fund seeks long-term capital growth.
PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks superior long-term performance by acquiring equity securities of a limited number of international or non-U.S. companies that we believe meet our qualitative and quantitative criteria:

●

Strong businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

●

Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

●

Good price that is typically 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied for almost 50 years. We believe purchasing equities at prices substantially less than their intrinsic worth establishes a margin of safety that should protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

The Fund seeks superior long-term performance by acquiring equity securities of U.S. and non-U.S. companies that we believe meet our qualitative and quantitative criteria:

●

Strong businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

●

Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

●

Good price that is typically 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied for almost 50 years. We believe purchasing equities at prices substantially less than their intrinsic worth establishes a margin of safety that should protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

Acquired Fund Longleaf Partners International Fund	Acquiring Fund Longleaf Partners Global Fund
We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.	We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.
The International Fund normally invests at least 65% of total assets in the equity securities of non-U.S. issuers, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund primarily owns common stock or securities convertible into common stock but may purchase other types of securities as long as the investment meets our criteria.	The Global Fund normally invests at least 40% of total assets in the equity securities of non-U.S. issuers throughout the world, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund primarily owns common stock or securities convertible into common stocks.
The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.	The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.
Definition of Non-U.S. ■ A company will generally be considered non-U.S. if headquartered outside the United States or if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources.	Definition of Non-U.S. ■ A company will generally be considered non-U.S. if headquartered outside the United States or if at least 50% of its assets are outside the U.S. or 50% of its gross income is from non-U.S. sources.

Comparison of Principal Risks

The principal risks associated with an investment in the Acquired Fund are substantially similar to the risks associated with an investment in the Acquiring Fund. A summary of the principal risks of investing in the Funds is included below. For more information on the risks associated with the Acquiring Fund, see the “Principal Investment Strategies and Principal Risks of Investing in the Fund” section of the Acquiring Fund’s prospectus and “Investment Strategies and Risks” section of the Acquiring Fund’s SAI. The cover page of this Proxy Statement describes how you can obtain a copy of the SAI.

The following table shows the Principal Risks of investing in the Acquired Fund and the Acquiring Fund:

	Acquired Fund Longleaf Partners International Fund	Acquiring Fund Longleaf Partners Global Fund
Investment Selection Risk	Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.	Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.
Corporate Ownership Risks	As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Stock Market Risk

Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. Trading activity and investor interest, including those driven by factors unrelated to financial performance, may also cause volatility in equity prices. Additionally, equity prices may also fluctuate due to other disruptive events in one or more countries, including but not limited to government shutdowns, war, military conflict, natural disasters, epidemic/pandemic outbreaks, political uprisings, inflation, rapid interest rate changes, supply chain disruptions, sanctions, changes in trade policies resulting in higher tariffs, increased government spending, social unrest and the like. If the Fund’s price declines and you redeem your shares, you could lose money. Also, changes in inflation rates may adversely affect market and economic conditions, a Fund’s investments and an investment in the Fund. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Several markets have recently reached historical highs and could be approaching the end of an economic expansion cycle.

Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. Trading activity and investor interest, including those driven by factors unrelated to financial performance, may also cause volatility in equity prices. Additionally, equity prices may also fluctuate due to other disruptive events in one or more countries, including but not limited to government shutdowns, war, military conflict, natural disasters, epidemic/pandemic outbreaks, political uprisings, inflation, rapid interest rate changes, supply chain disruptions, sanctions, changes in trade policies resulting in higher tariffs, increased government spending, social unrest and the like. If the Fund’s price declines and you redeem your shares, you could lose money. Also, changes in inflation rates may adversely affect market and economic conditions, a Fund’s investments and an investment in the Fund. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Several markets have recently reached historical highs and could be approaching the end of an economic expansion cycle.

	Acquired Fund Longleaf Partners International Fund	Acquiring Fund Longleaf Partners Global Fund
Non-Diversification Risk	Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.	Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Non-U.S. Investment Risks

Non-U.S. investment risks can include political, economic and social changes, non-U.S. withholding taxes, exchange controls, changes in trade policies resulting in higher tariffs, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity. In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations. Non-U.S. investments may also be subject to risk of loss because of more or less foreign government regulation and less stringent investor protections and disclosure standards. Non-U.S. investment risks may be more pronounced in emerging markets and may also include possible sanctions by governmental bodies and other entities. Various social and political tensions around the world may contribute to increased market volatility, may have long-term effects on the worldwide financial markets and may cause further economic uncertainties worldwide.

Non-U.S. investment risks can include political, economic and social changes, non-U.S. withholding taxes, exchange controls, changes in trade policies resulting in higher tariffs, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity. In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations. Non-U.S. investments may also be subject to risk of loss because of more or less foreign government regulation and less stringent investor protections and disclosure standards. Non-U.S. investment risks may be more pronounced in emerging markets and may also include possible sanctions by governmental bodies and other entities. Various social and political tensions around the world may contribute to increased market volatility, may have long-term effects on the worldwide financial markets and may cause further economic uncertainties worldwide.

	Acquired Fund Longleaf Partners International Fund	Acquiring Fund Longleaf Partners Global Fund

In particular, recent geopolitical tensions, such as a deterioration in the bilateral relationship between the U.S. and China, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East or other systemic issuer or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets.

In particular, recent geopolitical tensions, such as a deterioration in the bilateral relationship between the U.S. and China, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East or other systemic issuer or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets.

Focused Geographic Risks	Longleaf does not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when a Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.	Longleaf does not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when a Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.
Large Shareholder Transaction Risk	Certain shareholders may from time to time own a substantial amount of the shares of a Fund. A Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of such Fund. Large redemptions may cause a Fund to sell securities at times when it would not otherwise, which could negatively impact Fund performance, and also result in additional transaction costs, an increase to a Fund’s expense ratio, and may accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. Similarly, large purchases may adversely affect a Fund’s performance to the extent that such Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.	Certain shareholders may from time to time own a substantial amount of the shares of a Fund. A Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of such Fund. Large redemptions may cause a Fund to sell securities at times when it would not otherwise, which could negatively impact Fund performance, and also result in additional transaction costs, an increase to a Fund’s expense ratio, and may accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. Similarly, large purchases may adversely affect a Fund’s performance to the extent that such Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Comparison of Fundamental Investment Restrictions

The Funds have adopted certain investment restrictions as “fundamental.” Those investment restrictions cannot be changed without approval of a majority of the outstanding voting securities, meaning the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the particular Fund or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Funds have adopted the following investment restrictions as fundamental. The text of the fundamental restriction is set forth in bold type; any comments following these fundamental restrictions are explanatory only and are not fundamental.

●	Non-Diversification. The Funds are classified as “non-diversified” under the federal securities laws. As a result, there are no diversification requirements under the Investment Company Act of 1940 or any other securities laws.

●	Industry Concentration. The Funds will not purchase any security which would cause the Funds to concentrate investments in the securities of issuers primarily engaged in any one industry except as permitted by the Securities and Exchange Commission.

Comment. The present position of the staff of the Division of Investment Management of the Securities and Exchange Commission is that a mutual fund will be deemed to have concentrated its investments in a particular industry if it invests 25% or more of its total assets in securities of companies in any single industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. The Funds will comply with this position but will be able to use a different percentage of assets without seeking shareholder approval if the SEC should subsequently allow investment of a larger percentage of assets in a single industry. Such a change will not be made without providing prior notice to shareholders.

●	Senior Securities. The Funds may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation under the Act.

●	Comment. Generally, a senior security is an obligation of a Fund which takes precedence over the claims of fund shareholders. The Investment Company Act generally prohibits a fund from issuing senior securities, with limited exceptions. Under SEC staff interpretations, funds may incur certain obligations (for example, to deliver a non-U.S. currency at a future date under a forward foreign currency contract) which otherwise might be deemed to create a senior security, provided the fund maintains a segregated account containing liquid investments having a value at least equal to the future obligations.

●	Borrowing. The Funds may not borrow money, except as permitted by applicable law.

●	Comment. In general, a fund may not borrow money, except that (i) a fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings), (ii) a fund may borrow up to 5% of its total assets for temporary or emergency purposes, (iii) a fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a fund may not pledge its assets other than to secure such borrowings (and then only up to 33⅓% of its assets, as described above) or, to the extent permitted by the Fund’s investment policies as set forth in its current prospectus and statement of additional information, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Funds do not currently intend to enter reverse repurchase agreements, which would be viewed as borrowing.

●	Underwriting. The Funds may not act as an underwriter of securities issued by others, except insofar as the Funds may be deemed an underwriter in connection with the disposition of portfolio securities.

●	Comment. Generally, a mutual fund may not be an underwriter of securities issued by others. However, an exception to this restriction enables the Funds to sell securities held in its portfolio, usually securities which were acquired in unregistered or “restricted” form, even though it otherwise might technically be classified as an underwriter under the federal securities laws in making such sales.

●	Commodities. The Funds may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts, but this restriction shall not prevent the Funds from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

●	Comment. The Funds have the ability to purchase and sell (write) put and call options and to enter into futures contracts and options on futures contracts for hedging and risk management and for other non-hedging purposes. Examples of non-hedging risk management strategies include increasing a Fund’s exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries and effectively increasing the duration of a bond portfolio by purchasing futures contracts on fixed income securities. Hedging and risk management techniques, unlike other non-hedging derivative strategies, are not intended to be speculative but, like all leveraged transactions, involve the possibility of gains as well as losses that could be greater than the purchase and sale of the underlying securities.

●	Lending. The Funds may not make loans to other persons except through the lending of securities held by it as permitted by applicable law (up to 1⁄3 of net assets), through the use of repurchase agreements (without limit), and by the purchase of debt securities, all in accordance with its investment policies.

●	Real Estate. The Funds may not purchase or sell real estate, except that the Funds may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Funds may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Funds’ ownership of such securities.

Comparison of Fees and Expenses

The following table compares the shareholder fees and annual fund operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Acquired Fund and the Acquiring Fund with the shareholder fees and pro forma expense ratios of the Combined Fund. The pro forma expense ratios shown project anticipated expenses, but actual expenses may be greater or less than those shown.

Overall, the total annual operating expense ratio of the Acquired Fund is higher than the pro forma expense ratios of the Acquiring Fund after the Reorganization.

The annual fund operating expenses table and example of fund expenses shown below are based on actual expenses incurred during the six-month period ended June 30, 2025.

	Acquired Fund Longleaf Partners International Fund (Current)	Acquiring Fund Longleaf Partners Global Fund (Current)	Acquiring Fund (after Reorganization) Longleaf Partners Global Fund (Pro Forma Combined)
Transaction Fees and Expenses (sales charges or loads) (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.13%	0.86%(3)
12b-1 Fees	None	None	None
Other Expenses	0.11%	0.12%	0.10%
Total Annual Fund Operating Expenses	1.16%	1.24%	0.96%
Expense Reimbursement	(0.11%)(1)	(0.19%)(2)	(0.01%)(4)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%	1.05%	0.95%

(1)	The Fund’s Adviser, Southeastern Asset Management, Inc., has contractually committed to limit operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) to 1.05% of average net assets per year. This agreement is in effect through at least April 30, 2026 and may not be terminated before that date without Board approval.
(2)	The Fund’s Adviser, Southeastern Asset Management, Inc., has contractually committed to limit operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) to 1.05% of average net assets per year. This agreement is in effect through at least April 30, 2026 and may not be terminated before that date without Board approval.

(3)	The Fund’s Adviser, Southeastern Asset Management, Inc., has proposed a new, reduced management fee for the Combined Fund of 1.00% of average daily net assets on the first $400 million and 0.75% on average daily net assets above $400 million, to take effect provided that Acquired Fund shareholders approve the Reorganization.
(4)	The Fund’s Adviser, Southeastern Asset Management, Inc., has proposed contractually committing to limiting operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) to 0.95% of average net assets per year. This agreement would take effect upon the closing of the reorganization and remain in effect through at least May 1, 2027.

Example of Fund Expenses. This example helps compare the cost of investing in the Funds with other mutual funds. Pro forma combined costs of investing in the Acquiring Fund after giving effect to the Reorganization of the Acquired Fund into the Acquiring Fund are also provided. All costs are based upon the information set forth in the table above.

The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in fund expenses (taking into account the contractual limitations until their expiration). Your actual costs may be higher or lower than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$107	$368	$650	$1,452
Acquiring Fund	$107	$385	$685	$1,535
Pro Forma - Combined Fund	$97	$304	$529	$1,176

Comparison of Investment Performance

The accompanying bar charts and performance tables illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1, 5 and 10 years compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at www.southeasternasset.com or (800) 445-9469.

Acquired Fund – Longleaf Partners International Fund

Past Fund Performance Total Return (%)

Best Quarter in last 10 years: 4th Quarter of 2020 22.73% Worst Quarter in last 10 years: 1st Quarter of 2020 (32.13)%

Average Annual Total Returns at December 31, 2024

	One Year	Five Years	Ten Years
Longleaf Partners International Fund (net of fees and expenses)
Return Before Taxes	(1.99)%	(1.74)%	2.75%
Return After Taxes* on Distributions	(2.71)%	(2.00)%	2.30%
Return After Taxes* on Distributions and Sale of Fund Shares	(0.52)%	(1.24)%	2.12%
Comparative Index (reflects no deductions for fees or expenses)
FTSE Developed ex-North America Index	2.45%	4.44%	5.14%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Acquiring Fund – Longleaf Partners Global Fund

Past Fund Performance Total Return (%)

Best Quarter in last 10 years: 2nd Quarter of 2020 19.40% Worst Quarter in last 10 years: 1st Quarter of 2020 (29.27)%

Average Annual Total Returns at December 31, 2024

	One Year	Five Years	Ten Years
Longleaf Partners Global Fund (net of fees and expenses)
Return Before Taxes	10.50%	2.84%	4.30%
Return After Taxes* on Distributions	9.69%	2.02%	3.52%
Return After Taxes* on Distributions and Sale of Fund Shares	9.79%	2.02%	3.27%
Comparative Index (no deductions for fees, expenses, or taxes)
FTSE Developed Index	17.73%	10.82%	9.77%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management of the Funds

Investment Adviser

Southeastern is the Funds’ investment adviser. Formed in 1975, the firm has almost 50 years of experience managing securities portfolios for institutional investors and individuals. Located at 5100 Poplar Avenue, Suite 2450, Memphis, Tennessee 38137.

Southeastern manages the securities portfolios of the Funds under an Investment Counsel Agreement initially effective in 1987. Southeastern also serves as Fund Administrator, working with and overseeing sub-administrator Ultimus Fund Solutions LLC, to provide administrative, business, legal and compliance services. The Funds are responsible for payment of all direct operating expenses, such as custodian and transfer agent fees, Trustees’ fees, professional fees of outside lawyers and accounting firms, registration fees, trade association dues, printing, postage, insurance premiums, costs of outside pricing vendors, and the costs of computer programs dedicated to Fund operations.

The Funds paid Southeastern the following annual fees as a percentage of average net assets for the services rendered:

Fund	Investment Counsel Fee		Administration Fee
	Stated Fee	Actual 2024 Fee	Actual 2024 Fee**
Acquired Fund*	1.10% on first $500 million in average net assets; 0.90% on balance	1.04%	0.05%
Acquiring Fund*	1.125% on first $500 million in average net assets; 1.00% on balance	1.13%	0.05%

*	Southeastern has agreed to waive fees and/or reimburse expenses so that the International Fund and Global Fund Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.05% (International) and 1.05% (Global) of average net assets on an annualized basis. These agreements are in effect through at least April 30, 2026 and may not be terminated before this date without Board approval.
**	Southeastern reduced administration fee from 0.10% per annum of average daily net assets to 0.03% per annum of average daily net assets effective May 1, 2024.

The Combined Fund will have an annual management fee equal to 1.00% of its average daily net assets on the first $400 million in average net assets and 0.75% on balance. Southeastern has agreed to waive fees and/or reimburse expenses so that the Combined Fund Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.95% of average net assets on an annualized basis through at least May 1, 2027. This agreement would take effect upon the closing of the Reorganization.

Comparison of Investment Advisory Contracts. The services described in the investment counsel agreement for the Acquiring Fund are the same as the services described in the advisory agreement for the Acquired Fund.

Portfolio Managers

O. Mason Hawkins

(Chairman, Southeastern since 1975)

Co-Portfolio Manager of the Acquired Fund and Acquiring Fund

Ross Glotzbach

(Chief Executive Officer and Head of Research, Southeastern since 2004)

Co-Portfolio Manager of the Acquiring Fund

Manish Sharma

(Principal, Southeastern since 2010)

Co-Portfolio Manager of the Acquired Fund

John Woodman

(Principal, Southeastern since 2016)

Co-Portfolio Manager of the Acquired Fund

Other Service Providers

The following table identifies the principal service providers that service both the Acquired Fund and the Acquiring Fund and will continue to service the Combined Fund following the Reorganization:

	Acquired Fund	Acquiring Fund
Compliance Services	Northern Lights Compliance Services, LLC	Northern Lights Compliance Services, LLC
Custodian of Fund Assets	State Street Bank & Trust Company	State Street Bank & Trust Company
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Fund Administration and Fund Accounting	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Legal Counsel	Dechert LLP	Dechert LLP
Principal Underwriter	ALPS Distributors, Inc.	ALPS Distributors, Inc.
Transfer Agent and Shareholder Services	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC

Compliance Services. Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, an affiliate of Ultimus Fund Solutions, LLC, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act.

Custodian of Fund Assets. State Street Bank, located at One Heritage Drive, North Quincy, MA 02171, serves as Custodian of the assets of each Fund. Where possible, the Custodian utilizes book entry records with securities depositories, which in turn may have book entry records with transfer agents of the issuers of the securities. With respect to U.S. Government issues the Custodian may utilize the book entry system of the Federal Reserve System. The Custodian is responsible for collecting the proceeds of securities sold and disbursement of the cost of securities purchased by the Funds. State Street Bank also serves as the non-U.S. custody manager for the Funds with respect to non-U.S. securities, using non-U.S. sub-custodians which participate in its global custody network.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, PA 19103, services as the independent registered public accounting firm for the current fiscal year. Cohen & Company, Ltd. provides services which include (1) audit of annual financial statements, and (2) audit services to the Funds. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services to the Funds.

Fund Administration and Fund Accounting. Ultimus Fund Solutions, LLC (“UFS”), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as the sub-administrator and Fund accountant for the Fund pursuant to a Sub-Services Agreement with the Funds and subject to the supervision of the Board. UFS is primarily in the business of providing administrative and fund accounting services to retail and institutional mutual funds. The Sub-Services Agreement became effective on June 30th, 2024 and will remain in effect for three years from the applicable effective date with respect to each Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.

Legal Counsel. Dechert LLP, a law firm with offices in major cities including Washington D.C., Philadelphia, New York City, and Boston, is the Funds’ special legal counsel. The Funds are served by the Boston office, located at One International Place, 40th Floor, 100 Oliver Street, Boston, MA 02110-2605. Andrew R. McCarroll, General Counsel and Chief Compliance Officer of Southeastern and Michael J. Wittke, Chief Compliance Officer for the Funds at NLCS, perform legal services for the Funds which include responsibility for preparing registration statements and other regulatory filings for the Funds.

Principal Underwriter. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Co 80203, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and serves as principal underwriter. In this capacity, ALPS receives purchase and sale orders on behalf of the Funds through the National Securities Clearing Corporation. Southeastern pays ALPS fees.

Transfer Agent and Shareholder Services. UFS serves as the transfer agent and shareholder services for the Fund pursuant to a Master Services Agreement with the Funds and subject to the supervision of the Board. UFS is primarily in the business of providing transfer agent services to retail and institutional mutual funds. The Master-Services Services Agreement became effective on June 30th, 2024 and will remain in effect for three years from the applicable effective date with respect to each Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.

Purchase, Redemption, and Pricing of Fund Shares

The procedures for the purchase, redemption and pricing of shares of the Acquired Fund and the Acquiring Fund are identical. Additional information about the purchase, redemption and pricing of the Funds’ shares can be found in the Funds’ prospectus.

The price at which you buy or sell your Fund shares is their net asset value or “NAV.” NAV is calculated by dividing the total value of a Fund’s assets less its liabilities by the number of shares outstanding. NAV is determined once a day, at the time as of which the New York Stock Exchange establishes official closing prices (usually at 4:00 p.m. Eastern time) on days the Exchange is open. The Exchange is closed for specified national holidays and on weekends.

Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies. The dividend and distribution policies and fiscal years of the Acquired Fund and the Acquiring Fund are identical. Additional information about the dividend and distribution policies of the Funds can be found in each Fund’s prospectus.

Fiscal Years. The Acquired Fund and the Acquiring Fund have the same fiscal year. As a result, the Acquiring Fund will deliver tailored shareholder reports and an updated prospectus about the same time of year as the Acquired Fund delivered this information. Fiscal year ends may change after closing in compliance with applicable laws.

Comparison of Business Structures, Shareholder Rights and Applicable Law

Because both Funds are separate series of the same Trust, organized as a Massachusetts business trust, shareholders of each Fund have identical rights and obligations. In addition, both Funds are overseen by the same Board. Accordingly, the rights and obligations of shareholders of the Acquired Fund will not change as a result of the Reorganization.

Terms of the Reorganization

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan, a copy of which is attached as Exhibit A to this Proxy Statement.

Pursuant to the Plan, on the Closing Date, the Acquired Fund will transfer to the Acquiring Fund all of its assets in exchange solely for shares of the Acquiring Fund. The aggregate net asset value of the shares issued by the Acquiring Fund will be equal to the value of the assets of the Acquired Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures, net of the liabilities of the Acquired Fund assumed by the Acquiring Fund. The Acquired Fund expects to distribute the shares of the Acquiring Fund to its shareholders promptly after the Closing Date. Thereafter, the Acquired Fund will be terminated as a series of the Trust.

The Plan contains customary representations, warranties, and conditions. The Plan may be terminated and the transactions contemplated thereby may be abandoned by resolution of the Board, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

Description of the Shares to be Issued

Shares of the Acquiring Fund will be issued to the Acquired Fund’s shareholders in accordance with the procedures under the Reorganization Agreement as described above. The Acquiring Fund shares will be fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights.

More information about the Acquiring Fund shares may be found in the Prospectus.

Federal Income Tax Consequences

The combination of the Acquired Fund and the Acquiring Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Funds will receive an opinion of Dechert LLP, to the effect that, on the basis of the facts and assumptions stated therein (as well as certain representations made on behalf of the Acquired Fund and Acquiring Fund), the existing provisions of the Code, Treasury Regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions, limitations and representations, for federal income tax purposes:

(1)	the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, followed by the distribution by the Acquired Fund of those Acquiring Fund shares pro rata to the Acquired Fund shareholders in complete liquidation of the Acquired Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code;

(2)	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities pursuant to the Reorganization;

(3)	no gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4)	no gain or loss will be recognized by the Acquired Fund upon the distribution to the Acquired Fund shareholders of the Acquiring Fund shares received by the Acquired Fund in the Reorganization;

(5)	no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their shares solely for Acquiring Fund shares pursuant to the Reorganization;

(6)	the aggregate tax basis for the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such Acquired Fund shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and

(7)	the tax basis to the Acquiring Fund of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization (except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code), and the holding periods of the Acquired Fund’s assets in the hands of the Acquiring Fund will include the respective periods during which those assets were held by the Acquired Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

The Funds have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Acquired Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Acquired Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

The Reorganization is expected to end the taxable year of the Acquired Fund, which can accelerate distributions to shareholders from the Acquired Fund for its short taxable year ending on the Closing Date. Prior to the Closing Date, the Acquired Fund may declare to its shareholders one or more distributions consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets, through the Closing Date. These distributions would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of December 31, 2024, the Acquiring Fund had unutilized federal tax non-expiring short-term capital loss carryforwards of $3,987,762, and no long-term capital loss carryforwards, and the Acquired Fund had unutilized federal tax non-expiring short-term capital loss carryforwards of $89,823,492 and long-term capital loss carryforwards of $17,090,195. Capital loss carryforwards may be used to offset future capital gains, subject to applicable restrictions under the Code.

Based on the Acquired Fund’s holdings as of August 11, 2025, it is anticipated that approximately 54% of the portfolio of the Acquired Fund will be sold in advance of the Reorganization to begin aligning the Acquired Fund’s portfolio with that of the Acquiring Fund. It is estimated that such portfolio repositioning will result in brokerage and other transaction costs, including trading taxes, of approximately $750,000 (approximately 10.2 basis points). It is expected that the Acquired Fund’s capital losses including any unutilized capital loss carryforwards will exceed the gains derived from such portfolio repositioning. Consequently, it is not expected that such portfolio repositioning will result in additional capital gain distributions to the Acquired Fund shareholders. Distributions of net capital gains resulting from such portfolio repositioning, if any, will generally be taxable to shareholders. The actual amount of any capital gain or loss to the Acquired Fund will depend on market conditions and portfolio holdings at the time the portfolio is repositioned and on the identity of the securities disposed of at that time, and so may differ from the estimate provided above.

General Limitation on Losses. The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited. Under Section 381 of the Code, for the taxable year ending after the Closing Date of the Reorganization, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the portion of its year that remains following the Reorganization can be reduced by capital loss carryforwards (including as otherwise limited) of the Acquired Fund. In addition, the loss limitation rules of Sections 382, 383 and 384 of the Code will apply. First, one Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Second, the use of a Fund’s pre-acquisition losses to offset gains subsequent to the Reorganization may be subject to an annual limitation. Third, a portion of a Fund’s pre-acquisition losses may become unavailable to offset any gains at all. Fourth, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and thus will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had a Reorganization not occurred.

In addition, since the shareholders of the Acquired Fund will receive shares of the Acquiring Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund.

The realized and unrealized gains and losses of the of the Acquired Fund and the Acquiring Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time. Information about the Funds’ capital loss carry forwards provided above is as of December 31, 2024. However, the Reorganization is not expected to close until December 5, 2025. As a result, these limitations may change significantly between now and the completion of the Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Accounting and Performance Survivor

The Acquiring Fund will be the accounting survivor of the Reorganization, and its historical performance will be used by the Combined Fund consistent with SEC guidance. The Combined Fund will most closely resemble the predecessor Acquiring Fund. The Combined Fund will be managed by the same investment adviser, and have the same portfolio composition, investment objectives, and policies and restrictions as the Acquiring Fund.

Board Considerations

The Board considered the Reorganization proposal in advance of and during a meeting held on August 20, 2025 and the entire Board, including the Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Trustees”) conferring among themselves separately, approved the Reorganization. In approving the Reorganization, the Board, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund. The determination to approve the proposal was made by each individual Board member after consideration of all of the factors deemed relevant by each Board member taken as a whole, although individual Board members may have placed different weights on various factors and assigned different degrees of materiality to various conclusions with respect to each Fund.

The factors considered by the Board with regard to the Reorganization included, but were not limited to, the following:

●	The Funds are both managed by Southeastern.

●	The Funds have identical investment objectives and fundamental investment restrictions and a similar investment approach.

●	Alternatives to the Reorganization considered by Southeastern, including liquidating the Acquired Fund. Liquidation of the Acquired Fund would deprive its shareholders of their exposure to international or global equities and could result in a taxable event for certain of those shareholders. Acquired Fund shareholders who are not in favor of the Reorganization will have an opportunity to vote against it, or, if so desired, to liquidate their shares prior to the Closing Date.

●	Although past performance is not a guarantee of future results, the Acquiring Fund outperformed the Acquired Fund on a one-year, three-year and five-year basis as of June 30, 2025.

●	Southeastern believes the greater flexibility in the portfolio guidelines of the Acquiring Fund relative to the Acquired Fund will permit the selection of what it believes to be the most undervalued investments, whether US or non-US, which over the long-term it anticipates will be beneficial to shareholders.

●	Southeastern proposed a management fee reduction for the Acquiring Fund and a lower expense cap. Thus, the total expenses for the Acquiring Fund would be lower than the Acquired Fund’s total expenses.

●	The costs of the Reorganization will be shared between the Acquired Fund and Acquiring Fund.

●	Southeastern may benefit from the Reorganization as well, including by streamlining the Funds into a single larger and established fund, which may be more profitable to Southeastern to operate.

●	The Acquired Fund will pay brokerage commissions on sales of non-U.S. securities prior to the commencement of the Reorganization. The Acquiring Fund will pay brokerage commissions on purchases of U.S. securities after the Reorganization.

●	The Reorganization is expected to be a tax-free transaction. Accordingly, there is expected to be no gain or loss recognized by the Acquired Fund, the Acquiring Fund, or their respective shareholders for federal income tax purposes as a result of the Reorganization.

●	The Acquired Fund would distribute capital gains, if any, to its shareholders, net of any available net capital loss carryforward, prior to the Reorganization along with all investment company taxable income, and net realized capital gains not previously distributed to shareholders. Such distributions of investment company taxable income and net realized capital gains generally will be taxable to shareholders who are not in a tax-qualified plan. The Board took into account the fact that any portfolio transactions conducted in preparation for the Reorganization would be expected to generate capital gains to be distributed to shareholders. However, no capital gains distribution is currently anticipated given that current capital loss carryforwards and post-October losses are expected to exceed gains associated with sales of securities.

●	The aggregate NAV of the Acquiring Fund shares that shareholders of the Acquired Fund will receive in the Reorganization is expected to equal the aggregate NAV of the shares that shareholders of the Acquired Fund own immediately prior to the Reorganization.

●	The interests of the Funds’ shareholders will not be diluted as a result of the Reorganization because the Acquired Fund shareholders will receive Acquiring Fund shares with the same aggregate NAV as their Acquired Fund shares.

Based on the foregoing, the Board approved the Plan relating to the Reorganization and recommends that the shareholders of the Acquired Fund vote “FOR” the approval of the Plan relating to the Reorganization of the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND ACQUIRED FUND

Where to Find More Information

For more information with respect to the Funds concerning the following topics, please refer to the following sections of the Funds’ prospectus, which has been made a part of this Proxy Statement by reference: (i) see “Management Services” for more information about the management of the Funds; (ii) see “Dividends and Distributions” for more information about the Funds’ policy with respect to dividends and distributions; and (iii) see “How To Open a New Account,” “How To Redeem Shares,” “How Fund Shares Are Priced,” “and “Taxes” for more information about the pricing, purchase, redemption and repurchase of shares of the Acquiring Fund, and tax consequences to shareholders of various transactions in shares of the Funds. See also Exhibit B - Financial Highlights Tables.

INFORMATION ON VOTING

Proxy Statement

We are sending you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting. This Proxy Statement gives you information about the business to be conducted at the Meeting. Acquired Fund shareholders may vote by appearing at the Meeting, however, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement, the enclosed Notice of Joint Special Meeting of Shareholders and the enclosed proxy card is expected to be mailed on or about [ ], 2025 to all shareholders entitled to vote at the Meeting. Shareholders of record of the Acquired Fund as of the close of business on the Record Date are entitled to vote at the Meeting. The number of outstanding shares of the Acquired Fund on October 6, 2025 was [   ]. Each shareholder is entitled to one vote for each whole share held, and a proportionate fractional vote for each fractional share held.

Your proxy will have the authority to vote and act on your behalf at the Meeting. If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the secretary of the Acquired Fund in writing to the address of the Acquired Fund set forth on the cover page of the Proxy Statement before the Meeting that you have revoked your proxy. In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote at the Meeting.

Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid meeting of the Acquired Fund. For the Acquired Fund, a quorum will exist if shareholders representing a majority of the shares of the Acquired Fund issued and outstanding and entitled to vote on the Record Date are present at the Meeting in person or by proxy.

Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the proposed proposal. Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The proposal described in this Proxy Statement is considered “non-routine” for purposes of determining broker-non-votes.

It is the Acquired Fund’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the proposal at the Meeting, there will not be any “broker non-votes” at the Meeting.

Abstentions will count as shares present at the Meeting for purposes of establishing a quorum. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, regardless of whether a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the persons named as proxies will vote those proxies that they are entitled to vote in accordance with their best judgment.

Vote Necessary to Approve the Reorganization

The Board has unanimously approved the Reorganization, subject to shareholder approval. For the Acquired Fund, shareholder approval of the Reorganization requires approval by a majority of shares represented in person or by proxy and entitled to vote at the Meeting. Abstentions are counted as present but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote against the Reorganization.

Proxy Solicitation

Proxies are expected to be solicited principally by the mailing of this Proxy Statement, but proxies may also be solicited by telephone and/or in person by representatives of the Acquired Fund. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The cost of the Meeting, including the costs of preparing and mailing the notice, Proxy Statement, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Funds. The Acquired Fund has engaged Okapi Partners LLC, a professional proxy solicitor, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Acquired Fund in soliciting proxies for the Meeting at an approximate cost of $15,740.

Other Matters

Management is not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

CAPITALIZATION

The following table sets forth, as of September 3, 2025: (a) the unaudited net asset capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has taken place (the Combined Fund). The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Acquiring Fund will be received by Acquired Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received by Acquired Fund shareholders.

	Total Net Assets		Shares	Net Asset Value Per Share
Acquired Fund Shares		$731,617,093	40,713,249	$17.97
Acquiring Fund Shares		$259,429,396	17,636,261	$14.71
Pro Forma Share Adjustment	$		9,022,787
Pro Forma - Combined Fund		$991,046,489	67,372,297	$14.71

OWNERSHIP OF SHARES

Security Ownership of Large Shareholders

A list of the name, address and percent ownership of each person who, as of [   ], to the knowledge of the Acquired Fund or Acquiring Fund, respectively, owned 5% or more of the outstanding shares of each Fund can be found at Exhibit C.

Security Ownership of Management and Trustees

Information regarding the ownership of shares of each of the Acquired Fund and Acquiring Fund by Fund and management company personnel, their relatives, and affiliated retirement plans and foundations can be found at Exhibit C.

DISSENTERS’ RIGHTS

If the Reorganization is approved at the Meeting, Acquired Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Acquired Fund, however, have the right to redeem their shares at NAV subject to applicable CDSCs and/or redemption fees (if any) until the Closing Date of the Reorganization. After the Reorganization, Acquired Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at NAV subject to applicable redemption fees (if any).

SHAREHOLDER PROPOSALS

The Acquired Fund is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Fund’s governing instruments. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Acquired Fund hereafter called should send the proposal to the Acquired Fund at the Acquired Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. If the proposed Reorganization is approved and completed for the Acquired Fund, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the notice requirements of the Acquiring Fund (which are the same as those applicable to the Acquired Fund). The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the Meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

This Proxy Statement and the related SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto filed by the Funds and annual and semi-annual reports filed by the Funds, as such documents have been filed with the SEC pursuant to the requirements of the Securities Act and the 1940 Act, to which reference is hereby made. The SEC file number of the registrant of the Funds’ registration statement, which contains the Funds’ prospectus and related SAI, is File No. 033-10472.

The Acquiring Fund and Acquired Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement is a part) are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

LONGLEAF PARTNERS GLOBAL FUND

LONGLEAF PARTNERS INTERNATIONAL FUND

The Board of Trustees of Longleaf Partners Funds Trust, a Massachusetts business trust (the “Board”), deems it advisable that Longleaf Partners Global Fund (the “Acquiring Fund”) and Longleaf Partners International Fund (the “Acquired Fund”) engage in the reorganization described below. Each of the Acquired Fund and the Acquiring Fund is a series of Longleaf Partners Funds Trust.

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered management investment company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board has determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3. The Acquired Fund will endeavor to discharge to the extent practicable, all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued, fixed or contingent, known or unknown, including indemnification liabilities, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of the sum of its investment company taxable income (computed without regard to any deduction for dividends paid) plus realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its shareholders of record, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders, respectively, shall be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although any share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

2.	Valuation

2.1. The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information, each as may be supplemented, of the Acquiring Fund, and valuation procedures established by the Board of the Acquiring Fund.

2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by the Board of the Acquiring Fund.

2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets and liabilities shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by or under the direction of Southeastern Asset Management, Inc., in its capacity as administrator for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each of the Acquired Fund’s and Acquiring Fund’s record keeping agent.

3.	Closing and Closing Date

3.1. The Closing Date shall be on or about December 5, 2025 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of the Acquired Fund and Acquiring Fund or at such other time and/or place as the parties may agree.

3.2. Longleaf Partners Funds Trust shall direct State Street Bank and Trust Company as custodian for the Acquired Fund (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer of Southeastern Asset Management, Inc. (“Authorized Officer”) stating that the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. Longleaf Partners Funds Trust shall direct Ultimus Fund Solutions, LLC, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver at the Closing a certificate of an Authorized Officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder on or about the Closing Date. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board or Southeastern Asset Management, Inc., accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	Representations and Warranties

4.1. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer, Longleaf Partners Funds Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a)	The Acquired Fund is duly organized as a series of Longleaf Partners Funds Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under Longleaf Partners Funds Trust’s Declaration of Trust and By-Laws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

(b)	Longleaf Partners Funds Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, Longleaf Partners Funds Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)	Longleaf Partners Funds Trust is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Longleaf Partners Funds Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Longleaf Partners Funds Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)	All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)	Except as otherwise disclosed in writing to and accepted by Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Longleaf Partners Funds Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated December 31, 2024 have been audited by Cohen & Company Ltd., independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)	Since December 31, 2024, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(m)	All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Longleaf Partners Funds Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares;

(n)	The execution, delivery and performance of this Plan by Longleaf Partners Funds Trust on behalf of the Acquired Fund and the consummation of the transactions contemplated herein has been duly and validly authorized by the Board, and the Board has approved the Plan and has resolved to recommend the Plan to the shareholders of the Acquired Fund and to call a special meeting of shareholders of the Acquired Fund for the purpose of approving this Plan and the Reorganization contemplated hereby. Other than the approval by the requisite vote of the shareholders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Longleaf Partners Funds Trust’s Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, no other action on the part of Longleaf Partners Funds Trust, the Acquired Fund or its shareholders is necessary to authorize the execution, delivery and performance of this Plan by Longleaf Partners Funds Trust on behalf of the Acquired Fund or the consummation of the Reorganization contemplated herein. This Plan has been duly and validly executed and delivered by Longleaf Partners Funds Trust on behalf of the Acquired Fund and assuming due authorization, execution and delivery hereof by Longleaf Partners Funds Trust on behalf of the Acquiring Fund is a legal, valid and binding obligation of Longleaf Partners Funds Trust as it relates to the Acquired Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under U.S. federal and state securities laws);

(o)	The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

(p)	The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement on Form N-14 through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer, Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a)	The Acquiring Fund is duly organized as a series of Longleaf Partners Funds Trust, which is a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	Longleaf Partners Funds Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)	The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of Longleaf Partners Funds Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)	Except as otherwise disclosed in writing to and accepted by Longleaf Partners Funds Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund, dated December 31, 2024, have been audited by Cohen & Company, Ltd., independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund, as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund, required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)	Since December 31, 2024, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund, of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund, due to declines in market values of securities held by the Acquiring Fund, the discharge of liabilities, or the redemption of shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)	For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund, has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) that are required to have been distributed for periods ending prior to the Closing Date;

(l)	All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Longleaf Partners Funds Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have, and on the Closing Date will not have, outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there or will there be on the Closing Date, outstanding any security convertible into any Acquiring Fund Shares;

(m)	The execution, delivery and performance of this Plan by Longleaf Partners Funds Trust on behalf of the Acquiring Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the Board and the Board has approved the Reorganization. No other action on the part of Longleaf Partners Funds Trust or the Acquiring Fund is necessary to authorize the execution, delivery and performance of this Plan by Longleaf Partners Funds Trust on behalf of the Acquiring Fund or the consummation of the Reorganization. This Plan has been duly and validly executed and delivered by Longleaf Partners Funds Trust on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery hereof by Longleaf Partners Funds Trust on behalf of the Acquired Fund is a legal, valid and binding obligation of Longleaf Partners Funds Trust, as it relates to the Acquiring Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under U.S. federal and state securities laws).

(n)	The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(o)	The information to be furnished by the Acquiring Fund for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(p)	The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.6 (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, on the effective date of the Registration Statement on Form N-14 through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. [Reserved]

5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5. Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6. The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7. Longleaf Partners Funds Trust will call, convene and hold a meeting of shareholders of the Acquired Fund as soon as practicable, in accordance with applicable law and Longleaf Partners Funds Trust’s governing documents, for the purpose of approving this Plan and the transactions contemplated herein as set forth in the Proxy Statement, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Longleaf Partners Funds Trust’s Declaration of Trust or By-Laws and applicable law, and as set forth in the Proxy Statement, in order to permit further solicitation of proxies.

5.8. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.9. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.10. Longleaf Partners Funds Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Longleaf Partners Funds Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) Longleaf Partners Funds Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.11. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.12. The intention of the parties is that the transaction contemplated by this Plan will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of Longleaf Partners Funds Trust, the Acquired Fund or the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or result in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, Longleaf Partners Funds Trust, the Acquired Fund and the Acquiring Fund shall take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to Longleaf Partners Funds Trust, to render the tax opinion required herein (including without limitation, each party’s execution of representations reasonably requested by and addressed to counsel).

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of Longleaf Partners Funds Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Longleaf Partners Funds Trust’s election, to the performance by Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its Authorized Officer, President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Longleaf Partners Funds Trust, and dated as of the Closing Date, to the effect that the representations and warranties of Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Longleaf Partners Funds Trust shall reasonably request;

6.3. Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Longleaf Partners Funds Trust’s election, to the performance by Longleaf Partners Funds Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of Longleaf Partners Funds Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. Longleaf Partners Funds Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Longleaf Partners Funds Trust;

7.3. Longleaf Partners Funds Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its Authorized Officer, President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Longleaf Partners Funds Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as Longleaf Partners Funds Trust shall reasonably request;

7.4. Longleaf Partners Funds Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by Longleaf Partners Funds Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Longleaf Partners Funds Trust, on behalf of the Acquired Fund, or Longleaf Partners Funds Trust, on behalf of either the Acquiring Fund or the Acquiring Fund, respectively, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1. On the Closing Date no action, suit or other proceeding shall be pending or, to Longleaf Partners Funds Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.2. All consents of other parties, including shareholder approval by the Acquired Fund, and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Longleaf Partners Funds Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.3. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.4. The parties shall have received the opinion of counsel to Longleaf Partners Funds Trust substantially to the effect that, based upon certain facts, assumptions, and representations of the parties and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, for U.S. federal income tax purposes:

(a)	The acquisition by the Acquiring Fund of all of the Assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of the Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

(b)	The Acquired Fund will not recognize gain or loss upon the transfer of all of its Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of the Acquired Fund, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(c)	The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

(d)	The Acquiring Fund will recognize no gain or loss upon receiving the Assets of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of Acquired Fund.

(e)	The adjusted basis to the Acquiring Fund of the Assets of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those Assets in the hands of the Acquired Fund immediately before the exchange, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(f)	The Acquiring Fund’s holding periods with respect to the Assets of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those Assets were held by Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(g)	The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

(h)	The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.

(i)	An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

The delivery of such opinion is conditioned upon receipt by counsel to Longleaf Partners Funds Trust of representations it shall request of Longleaf Partners Funds Trust. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.4.

9.	Indemnification

9.1. Longleaf Partners Funds Trust, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2. Longleaf Partners Funds Trust, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10.	Brokerage Fees and Expenses

10.1. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2. The expenses relating to the proposed Reorganization will be shared between the Acquired Fund and Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, solicitation costs in connection with obtaining shareholder approval of the Reorganization, legal fees, accounting fees and securities registration fees, but will not include brokerage costs or other costs associated with portfolio adjustments. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or otherwise result in the imposition of tax on the Acquired Fund or the Acquiring Fund or on the shareholders of the Acquired Fund or the Acquiring Fund.

11.	Entire Agreement; Survival of Warranties

11.1. Longleaf Partners Funds Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.	Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

13.	Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the Authorized Officers, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that after the requisite approval of the shareholders of the Acquired Fund has been obtained, this Plan shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would adversely affect the rights of such shareholders without their further shareholder approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to Longleaf Partners Funds Trust, on behalf of the Acquired Fund, or Longleaf Partners Funds Trust, on behalf of the Acquiring Fund, c/o Southeastern Asset Management, Inc., 5100 Poplar Avenue, Suite 2450, Memphis, TN 38137.

15.	Headings; Governing Law; Declaration of Trust; Assignment; Limitation of Liability

15.1. The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

15.3. A copy of Longleaf Partners Funds Trust’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Plan is executed on behalf of the Trustees, as trustees and not individually and that the obligations of Longleaf Partners Funds Trust, on behalf of each of the Acquired Fund and the Acquiring Fund, under this Plan are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund. Longleaf Partners Funds Trust, on behalf of the Acquired Fund and the Acquiring Fund, agrees that its obligations hereunder apply only to the Acquired Fund and the Acquiring Fund and not the Acquiring Fund’s or the Acquired Fund’s shareholders individually or to the Trustees.

15.4. This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the __ day of [   ], 2025.

LONGLEAF PARTNERS FUNDS TRUST On behalf of the Acquiring Fund: Longleaf Partners Global Fund	LONGLEAF PARTNERS FUNDS TRUST On behalf of the Acquired Fund: Longleaf Partners International Fund

By:	By:
Name:	Name:
Title:	Title:

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the year ended December 31, 2024 has been derived from financial statements audited by Cohen & Company, Ltd., the independent registered public accounting firm to the Funds, whose report, along with the Funds’ financial statements, are included in the Funds’ Form N-CSR, which is available upon request. The Funds’ financial highlights for the years ended December 31, 2023, and prior, were audited by other auditors. The information for the six-month period ended June 30, 2025 is unaudited.

The presentation is for a share outstanding throughout each period.

International Fund (Acquired Fund)

	Six Months Ended
	June 30, 2025		Year Ended December 31,
	(Unaudited)		2024		2023	2022	2021	2020
Net Asset Value Beginning of Period	$15.07		$15.92		$13.82	$17.11	$17.38	$17.68
Net Investment Income(a)	0.16		0.50		0.24	0.08	0.09	0.07
Net Realized and Unrealized Gain (Loss)	2.21		(0.81)		2.17	(3.28)	(0.24)	(0.29)
Total from Investment Operations	2.37		(0.31)		2.41	(3.20)	(0.15)	(0.22)
Distributions from Net Investment Income	-		(0.54)		(0.31)	(0.09)	(0.12)	(0.08)
Total Distributions	-		(0.54)		(0.31)	(0.09)	(0.12)	(0.08)
Net Asset Value End of Period	$17.44		$15.07		$15.92	$13.82	$17.11	$17.38
Total return	15.73	%(c)	(1.99)%		17.42%	(18.69)%	(0.89)%	(1.22)%
Net Assets End of Period (thousands)	$728,821		$641,443		$722,239	$692,726	$1,280,072	$1,166,163
Ratio of Expenses to Average Net Assets(b)	1.05	%(d)	1.05%		1.13%	1.15%	1.15%	1.15%
Ratio of Net Investment Income to Average Net Assets	2.10	%(d)	3.06	%(e)	1.56%	0.56%	0.47%	0.46%
Portfolio Turnover Rate	21	%(c)	39%		26%	27%	27%	28%

B-1

Global Fund (Acquiring Fund)

	Six Months Ended
	June 30, 2025		Year Ended December 31,
	(Unaudited)		2024	2023	2022	2021	2020
Net Asset Value Beginning of Period	$13.15		$12.28	$10.04	$13.34	$13.26	$13.19
Net Investment Income (Loss)(a)	0.06		0.49	(0.01)	0.04	0.09	0.08
Net Realized and Unrealized Gain (Loss)	1.00		0.80	2.27	(3.25)	0.94	0.39
Total from Investment Operations	1.06		1.29	2.26	(3.21)	1.03	0.47
Distributions from Net Investment Income	-		(0.42)	(0.02)	(0.01)	(0.07)	(0.07)
Distributions from Net Realized Capital Gains	-		-	-	(0.08)	(0.88)	(0.33)
Total Distributions	-		(0.42)	(0.02)	(0.09)	(0.95)	(0.40)
Net Asset Value End of Period	$14.21		$13.15	$12.28	$10.04	$13.34	$13.26
Total return	8.06	%(c)	10.50%	22.48%	(24.15)%	8.20%	3.57%
Net Assets End of Period (thousands)	$250,924		$249,625	$254,001	$225,399	$343,327	$342,621
Ratio of Expenses to Average Net Assets(b)	1.05	%(d)	1.05%	1.13%	1.15%	1.15%	1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.89	%(d)	3.72%	(0.05)%	0.33%	0.59%	0.72%
Portfolio Turnover Rate	36	%(c)	62%	43%	33%	48%	36%

(a)	Computed using average shares outstanding throughout the period.
(b)	Expenses presented net of fee waiver. The International Fund expense ratio before waiver for the periods ended June 30, 2025 and December 31, 2024, 2023, 2022, 2021, and 2020 were 1.16%, 1.23%, 1.27%, 1.26%, 1.17%, and 1.20%, respectively. The Global Fund expense ratio before waiver for the periods ended June 30, 2025 and December 31, 2024, 2023, 2022, 2021, and 2020 were 1.24%, 1.29%, 1.35%, 1.33%, 1.31%, and 1.33%, respectively.
(c)	Not annualized.
(d)	Annualized.
(e)	The income ratio for the fiscal year ended December 31, 2024 includes a non-cash dividend. If the non-cash dividend had not been received the income ratio would have been lower.

B-2

EXHIBIT C

OWNERSHIP OF SHARES OF THE Funds

Significant Holders

The following table lists those shareholders owning directly or beneficially 5% or more of the outstanding shares of each Fund as of the Record Date and also shows the aggregate ownership of Fund and management company personnel, their relatives, and affiliated retirement plans and foundations. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

[to be updated]

Class	Name and Address	Percentage Held
Longleaf Partners International Fund

Longleaf Partners Global Fund

C-1

STATEMENT OF ADDITIONAL INFORMATION

Dated October [8], 2025

FOR THE REORGANIZATION OF

LONGLEAF Partners INTERNATIONAL FUND

INTO

LONGLEAF PARTNERS GLOBAL FUND

Each a series of Longleaf Partners Funds Trust

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the combined Proxy Statement/Prospectus dated October [8], 2025 (the “Proxy Statement”) relating to the proposed reorganization (the “Reorganization”) of the Longleaf Partners International Fund (the “Acquired Fund”) into the Longleaf Partners Global Fund (the “Acquiring Fund”).

This SAI relates specifically to the Special Meeting of Shareholders to be held on December 2, 2025 for the Acquired Fund.

Copies of the Proxy Statement may be obtained at no charge by writing to Longleaf Partners Funds Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-800-445-9469. You can also access this information at: www.southeasternasset.com.

TABLE OF CONTENTS

Page
General Information	1
Incorporation By Reference	1

i

General Information

This SAI relates to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund. Each Fund is a series of Longleaf Partners Funds Trust (the “Trust”). Further information is included in the Proxy Statement and in the documents, listed below, that are incorporated by reference into this SAI.

A table showing the fees and expenses of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the combined fund on a pro forma basis after giving effect to the Reorganization, are included in the “Comparison of Fees and Expenses” section in the Combined Prospectus/Proxy Statement.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to investment restrictions. As a result, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included. All of the securities held by the Acquired Fund are permissible securities under the Acquiring Fund’s investment strategy. In addition, the Acquiring Fund will be the surviving fund of the Reorganization for accounting purposes.

There are no material differences in the accounting, valuation and tax policies of the Acquired Fund as compared to those of the Acquiring Fund.

Incorporation of Documents by Reference into the Statement of Additional Information

This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	The Prospectus for the Funds, dated May 1, 2025 (File No. 033-10472; Accession No. 0001580642-25-002592);

2.	The Statement of Additional Information for the Funds, dated May 1, 2025 (File No. 033-10472; Accession No. 0001580642-25-002592);

3.	The most recent Form N-CSR of the Funds, including the audited financial statements for the fiscal year ended December 31, 2024 (Accession No. 0001580642-25-001664); and

4.	The most recent Form N-CSRS of the Funds, including the unaudited financial statements for the semi-annual period ended June 30, 2025 (Accession No. 0001580642-25-005623).

1

PART C.

OTHER INFORMATION

Item 15. Indemnification

Section 4.8 of the By-Laws of the Registrant provides as follows:

Indemnification of Trustees, Officers, Employees and Agents.

(a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Trustee, officer, employee, or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees, judgements, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee, or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue, or matter as to which the person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought, or a court of equity in the county in which the Trust has its principal office, determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for these expenses which the court shall deem proper, provided such Trustee, officer, employee or agent is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 16. Exhibits

(1)	Articles of Incorporation. Registrant is a Massachusetts business trust. Re-Stated Declaration of Trust; incorporated by reference from Post-Effective Amendment No. 26, filed February 28, 2003; Amendment to Declaration of Trust: Designation of Fourth Series, incorporated by reference from Post-Effective Amendment No. 40, filed June 18, 2012.

(2)	Re-Stated By-Laws; incorporated by reference from Post-Effective Amendment No. 28, filed February 28, 2005.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization – Included in Part A as Appendix A.

(5)	Instruments Defining Rights of Security Holders. Stock Certificate; incorporated by reference from Post-Effective Amendment No. 23, filed August 1, 2000.

(6)	(a)	Longleaf Partners International Fund; incorporated by reference from Post-Effective Amendment No. 20, filed August 10, 1998, and Post-Effective Amendment No. 27, filed February 27, 2004. Addendum filed March 1, 2011. Addendum incorporated by reference from Post-Effective Amendment No. 58, filed April 29, 2020.

(b)	Longleaf Partners Global Fund, incorporated by reference from Post-Effective Amendment No. 41, filed December 27, 2012. Addendum incorporated by reference from Post-Effective Amendment No. 58, filed April 29, 2020.

(c)	Longleaf Partners Global Fund, incorporated by reference from Post-Effective Amendment No. 41, filed December 27, 2012. Addendum incorporated by reference from Post-Effective Amendment No. 58, filed April 29, 2020 and Post-Effective Amendment No. 60, filed April 30, 2021.

(d)	Addendum to Investment Counsel Agreement Partners, Small-Cap, International and Global Funds, incorporated by reference from Post-Effective Amendment No. 64 filed April 28, 2025.

(7)	Underwriting Contracts. Distribution Agreement between Longleaf Partners Funds Trust and ALPS Distributors, Inc.; incorporated by reference from Post-Effective Amendment No. 46, filed April 30, 2014.

(8)	Not applicable

(9)	Custodian Agreements. Custodian Agreement with State Street Bank and Trust Company; incorporated by reference from Post-Effective Amendment No. 21, filed February 26, 1999.

(a)	Amendment to Custodian Agreement between Longleaf Partners Funds Trust and State Street Bank and Trust Company, incorporated by reference from Post-Effective Amendment No 64 filed April 28, 2025.

(10)	Not applicable

(11)	Opinion and consent of Dechert, LLP is filed herewith.

(12)	Form of Tax Opinion is filed herewith.

(13)	(a)	Fund Administration Agreement between Southeastern Asset Management, Inc. and Longleaf Partners Fund and Longleaf Partners Small-Cap Fund; incorporated by reference from Post-Effective Amendment No. 21, filed February 26, 1999.

(b)	Fund Administration Agreement between Southeastern Asset Management, Inc. and Longleaf Partners International Fund; incorporated by reference from Post-Effective Amendment No. 20, filed August 10, 1998.

(c)	Fund Administration Agreement between Southeastern Asset Management and Longleaf Partners Global Fund, incorporated by reference from Post-Effective Amendment No. 40, filed June 18, 2012.

(d)	Form of Shareholder Servicing Agent Agreement with National Financial Services Corp; incorporated by reference from Post-Effective Amendment No. 21, filed February 26, 1999.

(e)	Consulting Agreement between Longleaf Partners Funds Trust and Northern Lights Compliance Services, LLC; incorporated by reference from Post Effective Amendment No. 63, filed April 29. 2024.

(f)	Master Services Agreement between Longleaf Partners Funds Trust and Ultimus Fund Solutions, LLC, incorporated by reference from Post Effective Amendment No. 63, filed April 29. 2024.

(g)	Addendum to Fund Administration Agreements - Partners, Small-Cap, International and Global; incorporated by reference from Post Effective amendment No. 64 filed April 28, 2025.

(14)	Consent of Cohen & Company, Ltd. is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Not applicable.

(18)	Form of Proxy Card.

Item 17. Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the Combined Prospectus/Proxy Statement in a post-effective amendment to this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Longleaf Partners Funds Trust, a Massachusetts business trust, certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis and State of Tennessee, on the 8th day of September, 2025.

LONGLEAF PARTNERS FUNDS TRUST

By	/s/ Ross Glotzbach
Ross Glotzbach
Chief Executive Officer Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

By	/s/ Ryan S. Hocker
Ryan S. Hocker
Global Funds Treasurer Southeastern Asset Management, Inc. Functioning as principal financial and accounting officer under agreements with Longleaf Partners Funds Trust and its separate series

By	/s/ Andrew R. McCarroll
Andrew R. McCarroll
General Counsel & Principal Southeastern Asset Management, Inc. Functioning as principal legal officer under agreements with Longleaf Partners Funds Trust and its separate series

SIGNATURES (Continued)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

INTERESTED TRUSTEES

/s/ O. Mason Hawkins*	Trustee	September 8, 2025
O. Mason Hawkins

NON-INTERESTED TRUSTEES

/s/ Margaret H. Child*	Trustee	September 8, 2025
Margaret H. Child

/s/ Sarah Jemison*	Trustee	September 8, 2025
Sarah Jemison

/s/ Kent A. Misener*	Trustee	September 8, 2025
Kent A. Misener

/s/ Perry C. Steger*	Chairman of the Board	September 8, 2025
Perry C. Steger

* By:	/s/ Andrew R. McCarroll
Andrew R. McCarroll

*	Attorney-in-Fact pursuant to powers of attorney filed herewith.

September 8, 2025

EXHIBIT INDEX

Exhibit	Exhibit No.
Opinion and Consent of Dechert, LLP	(11)
Form of Tax Opinion	(12)
Consent of Cohen & Company, Ltd.	(14)
Powers of Attorney	(16)